UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 26, 2007
TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23212 (Commission File Number)	36-3885440 (I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois (Address of Principal Executive Offices)	60606-6622 (Zip Code)
(312) 379-8397
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.
     On April 26, 2007, Telular Corporation (Telular) issued a press release reporting its fiscal year 2007 second quarter results. A copy of the press release is being furnished, not filed, as exhibit 99.1 to this Current Report on Form 8-K.
     On April 26, 2007, Telular held a conference call with investors to discuss Telular’s earnings and results of operations for the second quarter and six months ended March 31, 2007. A script read by officers of Telular during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01.       Financial Statements and Exhibits.
     (c) Exhibits

Exhibit
Number	Description

99.1	Press Release dated April 26, 2007, providing financial update of Telular Corporation for the second quarter ended March 31, 2007.

99.2	Text of script for the April 26, 2007 Earnings Conference Call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: April 27, 2007

TELULAR CORPORATION
/s/ JEFFREY L. HERRMANN
Jeffrey L. Herrmann
Executive Vice President, Chief Operating Officer and Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated April 26, 2007

Exhibit
Number	Description

99.1	Press Release dated April 26, 2007, providing financial update of Telular Corporation for the second quarter ended March 31, 2007.

99.2	Text of script for the April 26, 2007 Earnings Conference Call.